UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE

ACT OF 1934

Date of Report (Date of earliest event reported): March 26, 2007

NYSE Euronext, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-137506	20-5110848
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Wall Street New York, New York	10005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 656-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

In advance of the closing of the combination of NYSE Group, Inc. and Euronext N.V., the consolidated financial statements of Euronext N.V. as of December 31, 2004, 2005 and 2006, and for the years then ended are attached as Exhibit 99.1 to this report and are incorporated herein by reference, and the unaudited pro forma condensed combined financial information of NYSE Euronext, Inc. as of and for the year ended December 31, 2006 is attached as Exhibit 99.2 to this report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)	Exhibits.

The following exhibits are filed as part of this report:

99.1	Consolidated financial statements of Euronext N.V. as of December 31, 2004, 2005 and 2006, and for the years then ended
99.2	Unaudited pro forma condensed combined financial information of NYSE Euronext, Inc. as of and for the year ended December 31, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NYSE EURONEXT, INC. (Registrant)

Date: March 26, 2007	By:	/s/ Nelson Chai
Nelson Chai Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Consolidated financial statements of Euronext N.V. as of December 31, 2004, 2005 and 2006, and for the years then ended.

99.2	Unaudited pro forma condensed combined financial information of NYSE Euronext, Inc. as of and for the year ended December 31, 2006.